Exhibit 99.1



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

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 ($ in millions unless noted otherwise)                         2003A      2004E (1)(2)    2005E (2)     2006E (2)      2007E (2)
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
 Revenue
   Company Restaurant Sales                                    $851.8        $861.7         $893.2         $929.8         $975.3
   Franchise and License Revenue                                 89.1          88.8           92.5           98.5          106.3
                                                             --------      --------       --------       --------       --------
 Total Revenue                                                 $940.9        $950.5         $985.7       $1,028.3       $1,081.6

 Net Income (Loss)                                             $(31.5)         $0.8          $33.2          $49.9          $65.2
   Provision for Income Taxes                                     0.8           2.5            6.5            8.5           15.2
   Interest Expense, Net                                         78.2          47.1           26.5           25.5           21.7
   Depreciation and Amortization                                 60.0          60.6           62.7           66.3           69.6
                                                             --------      --------       --------       --------       --------
 EBITDA                                                        $107.5        $111.0         $128.9         $150.2         $171.7
   Gains on Disposition of Assets                                (5.8)         (3.0)          (3.1)          (3.5)          (3.5)
   Non-Cash Amortization / Non-Recurring Items                   (0.9)          2.3           (0.7)          (0.5)          (0.4)
   Restructuring Charges and Exit Costs                           0.6           0.0            0.0            0.0            0.0
   Impairment Charges                                             4.0           0.0            0.0            0.0            0.0
                                                             --------      --------       --------       --------       --------
 Adjusted EBITDA                                               $105.4        $110.3         $125.1         $146.2         $167.8
 Adjusted EBITDA Margin                                          11.2%         11.6%          12.7%          14.2%          15.5%

 Same-Store Sales (Increase / (Decrease) vs. Prior Year)
   Company-Owned Same-Store Sales                                 0.2%          4.0%           4.0%           4.0%           4.0%
     Guest Check Average                                          3.2%          3.0%           2.0%           2.0%           2.0%
     Guest Counts                                                (2.9%)         1.0%           2.0%           2.0%           2.0%
   Franchised Same-Store Sales                                   (0.6%)         3.1%           3.1%           3.3%           3.5%

 Average Unit Sales ($ in 000s)
   Company-Owned                                               $1,520        $1,552         $1,634         $1,723         $1,817

 Average Guest Check (Company)                                  $6.94         $7.16          $7.30          $7.45          $7.60
 Average Weekly Guest Count (Company)                           4,129         4,168          4,305          4,447          4,598

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Notes:

1 The Company's current 2004 EBITDA estimate and comparable Adjusted EBITDA estimate are $120.8 million and $120.2 million, respectively. These estimates are based on company-owned same-store sales increase of 5.8%, (average guest check increase of 3.8%, guest count increase of 2.0%) and franchised same-store sales increase of 5.5%.
2 Projections contemplated a recapitalization transaction, including exchange of 11.25% Senior Notes due 2008 into common stock, refinancing of 12.75% Senior Notes due 2007 and refinancing of the Credit Facility. Projections exclude the initial accounting adjustments to record the assumed recapitalization transaction.


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                                                     2003A         2004E          2005E         2006E         2007E
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
 Restaurant Portfolio
   Company-Owned Units                                561           552            544           539           538
   Franchised and Licensed Units                    1,077         1,067          1,080         1,115         1,165
                                                    -----         -----          -----         -----         -----
                                                    1,638         1,619          1,624         1,654         1,703

 Refranchisings                                         0             5              8            10            10

 Company Units Opened                                   0             1              5            10            14
 Company Units Acquired                                 2             0              0             0             0
 Franchised Units Opened                               17            25             35            45            55

 Company Units Closed                                   7             5              5             5             5
 Franchised Units Closed                               50            40             30            20            15

 Company Units Remodeled (1)                           56            90             90            90            90
 Franchised Units Remodeled                            99           100            100           100           100

 Capital Expenditures ($ in millions)
   New Units                                        $ 0.0         $ 1.8          $ 8.9         $18.2         $26.0
   Remodels (1)                                       6.1          15.8           16.1          16.4          16.7
   Facilities Capital and Other                      25.9          32.1           31.9          22.7          22.6
                                                    -----         -----          -----         -----         -----
 Subtotal Capital Expenditures                       32.0          49.6           56.9          57.3          65.4

 Capital Lease Additions (2)                          1.4           2.0           11.5          11.5           2.0
                                                    -----         -----          -----         -----         -----
   Total Capital Expenditures                       $33.4         $51.6          $68.4         $68.7         $67.4

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Notes:

1 2003 includes 34 units remodeled at an average cost of $155,000 and 22 unit remodels started in 2002 and completed in 2003.
2  Includes new POS system at $19 million split evenly between 2005 and 2006.


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                                                                 2003A         2004E         2005E         2006E         2007E
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
 Company-Owned Restaurant Sales                                 100.0%        100.0%        100.0%        100.0%        100.0%

 Cost of Company-Owned Restaurant Sales (1)
   Product Costs (2)                                             26.0%         26.4%         26.1%         26.0%         26.0%
   Payroll and Benefits                                          43.3%         41.8%         41.1%         40.1%         39.5%
   Occupancy                                                      5.8%          5.8%          5.6%          5.4%          5.2%
   Utilities                                                      4.5%          4.3%          4.1%          4.0%          3.9%
   Repairs and Maintenance                                        2.1%          2.1%          2.0%          2.0%          2.0%
   Advertising                                                    3.0%          3.2%          3.5%          4.0%          4.0%
   Other                                                          4.3%          4.0%          4.0%          3.8%          3.8%

 Company-Owned Restaurant Operating Margin (1)(2)                11.0%         12.4%         13.6%         14.7%         15.6%

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 Franchise and Licensing Revenue                                100.0%        100.0%        100.0%        100.0%        100.0%

 Cost of Franchise and License Revenue (3)
   Occupancy Costs                                               24.3%         26.0%         25.3%         24.5%         23.2%
   Other Direct Costs                                             6.1%          6.8%          6.6%          6.4%          6.2%

 Franchise and License Operating Margin (4)                      69.6%         67.2%         68.1%         69.1%         70.6%

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 General and Administrative (5)                                   5.4%          6.1%          6.0%          5.7%          5.5%

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Notes:

1  Percentage of company-owned restaurant sales
2  Excludes amortization of deferred gains
3  Percentage of franchise and licensing revenue
4 Excludes allocation of corporate general and administrative expenses 5 Percentage of total operating revenue


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                                                                      2004E         2005E         2006E         2007E
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 ($ in millions)
 Beginning (Bank Facility)                                          $(51.1)       $(77.3)       $(59.5)       $(10.2)

 Adjusted EBITDA                                                     110.3         125.1         146.2         167.8
 Proceeds from Disposition of Property                                 6.1           4.9           5.7           5.8
 Cash Interest Expense, Net                                          (55.7)        (20.8)        (19.9)        (16.3)
 Long-Term Debt Payments                                              (4.2)         (6.6)         (7.1)         (7.5)
 Cash Capital Expenditures                                           (48.6)        (55.9)        (56.3)        (64.4)
 Cash Exit / Restructuring Charge Payments                            (4.7)         (2.6)         (2.3)         (2.0)
 Transaction and Financing Costs                                     (15.0)         (7.7)          0.0           0.0
 Working Capital, Taxes and Other                                    (14.4)        (18.6)        (17.0)        (22.3)
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Net (Increase) / Decrease in (Bank Facility) Surplus                 (26.1)         17.8          49.3          61.1
Ending (Bank Facility) Surplus                                      $(77.3)       $(59.5)       $(10.2)       $ 50.9
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